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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 28, 1995
                Date of Report (Date of earliest event reported)

                           ADOBE SYSTEMS INCORPORATED
             (Exact name of registrant as specified in its charter)


      California                       033-6885                 77-0019522

    (State or Other             (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


                              1585 Charleston Road
                      Mountain View, California  94043-1225
          (Address of principal executive offices, including zip code)

                                 (415) 961-4400
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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                                        2

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

     On October 28, 1995 the Registrant completed the acquisition of Frame Technology Corporation, a corporation organized and existing under the laws of the State of California ("FRAME"), by means of a merger (the "MERGER") of J Acquisition Corporation, a corporation organized and existing under the laws of the State of California and a wholly owned subsidiary of the Registrant ("MERGER SUB"), with and into Frame, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of June 22, 1995 (the "MERGER AGREEMENT"), among the Registrant, Merger Sub and Frame. The Merger was approved by the requisite votes of the shareholders of Frame on October 26, 1995 and effected by the filing of the Agreement of Merger with the Secretary of State of the State of California effective October 28, 1995. Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Frame Common Stock was cancelled and converted into the right to receive 0.52 shares of the Registrant's common stock. The Merger has been accounted for as a pooling of interests.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                Previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) by the Registrant in the Registrant's Registration Statement on Form S-4, as amended (Registration No. 033-62167), declared effective by the Securities and Exchange Commission on September 21, 1995 under the Securities Act of 1933, as amended (the "REGISTRATION STATEMENT").

          (b)  PRO FORMA FINANCIAL INFORMATION.

                It is impracticable to provide the required pro forma financial information relating to the business combination between the Registrant and Frame on the date hereof. The Registrant anticipates filing such required pro forma financial information not later than November 27, 1995.

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          (c)   EXHIBITS.


     EXHIBIT NO.                               DESCRIPTION

      2.1 Agreement and Plan of Merger and Reorganization, dated as of June 22, 1995, among the Registrant, Merger Sub and Frame (incorporated herein by reference to Annex A to the Proxy Statement/Prospectus filed as part of the Registration Statement).

     99.1              Press release dated October 30, 1995 regarding completion
                       of the Merger.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADOBE SYSTEMS INCORPORATED



Dated:  November 9, 1995                  By  /s/ M. Bruce Nakao
                                              -------------------------
                                              M. Bruce Nakao
                                              Senior Vice President,
                                                Finance and Administration,
                                                Chief Financial Officer,
                                                Treasurer and  Assistant
                                                Secretary

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                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION

 2.1 Agreement and Plan of Merger and Reorganization among Adobe Systems Incorporated, J Acquisition Corporation and Frame Technology Corporation, dated as of June 22, 1995 (incorporated by reference to Annex A to the Proxy Statement/Prospectus filed as a part of the Registrant's Registration Statement on Form S-4, as amended (Registration No. 033-62167), declared effective by the Securities and Exchange Commission on September 21, 1995 under the Securities Act of 1933, as amended).

99.1      Press release issued October 30, 1995 regarding Adobe
          Systems Incorporated's completion of its acquisition of Frame Technology Corporation.